UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    December 9, 2016

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Avenue, Suite 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01    Entry into a Material Definitive Agreement.

On December 9, 2016, Inuvo, Inc. entered into the Seventh Business Financing Modification Agreement with Western Alliance Bank that, among other things expanded the definition of permitted investments to including, among other items, the repurchase of our common stock in the market under the stock repurchase program described elsewhere in this report. The foregoing description of the Seventh Business Financing Modification Agreement is a summary and is qualified in its entirety by the terms of the Seventh Business Financing Modification Agreement, a copy of which will be filed with our Annual Report on Form 10-K for the year ending December 31, 2016.

Item 7.01	Regulation FD Disclosure.

On December 12, 2016 Inuvo, Inc. issued a press release announcing that on December 9, 2016 its Board of Directors authorized a stock repurchase program under which we may repurchase up to $500,000 of our outstanding common stock. The stock repurchase program will expire on November 30, 2017. A copy of this press release is Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Inuvo, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On December 9, 2016 our Board of Directors authorized a stock repurchase program under which we may repurchase up to $500,000 of our outstanding common stock. The stock repurchase program will expire on November 30, 2017. Under the stock repurchase program, Inuvo may repurchase shares in the open market in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The extent to which Inuvo repurchases its shares, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by Inuvo’s management team. The stock repurchase program may be suspended at any time.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.            Description

99.1	Press release dated December 12, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: December 12, 2016	By: /s/ John Pisaris
John Pisaris, Esq., General Counsel